UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 1, 2005

CTI Group (Holdings) Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-10560	51-0308583
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

333 N. Alabama Street, Suite 240, Indianapolis, Indiana		46204
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	317-262-4582

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

The 2005 Annual Meeting of Stockholders (the "2005 Meeting") of CTI Group (Holdings) Inc., a Delaware corporation (the "Company"), will be held on or about December 8, 2005.

Pursuant to the proxy rules promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company notifies its stockholders that the deadline for receipt of stockholder proposals to be considered for inclusion in the Company’s proxy statement and form of proxy relating to the 2005 Meeting is November 10, 2005. Proposals of the Company’s stockholders intended to be included in the proxy materials for the 2005 Meeting must comply with the proxy rules promulgated under the Exchange Act, including Rule 14a-8.

The deadline for providing the Company with timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the 2005 Meeting will be November 10, 2005. As to all such proposals of which the Company does not have notice on or prior to November 10, 2005, persons designated in the Company’s proxy related to the 2005 Meeting will have discretionary authority to vote on such proposals.

Stockholder proposals should be submitted in writing to the Company at its offices located at 333 North Alabama Street, Suite 240, Indianapolis, Indiana 46204, attn: Manfred Hanuschek, Chief Financial Officer and Secretary.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI Group (Holdings) Inc.

November 1, 2005	By:	/s/Manfred Hanuschek

Name: Manfred Hanuschek
Title: Chief Financial Officer